SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 10, 2004

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its Charter)

          Michigan                000-230-661                    38-3317208
----------------------------      -----------                    ----------
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)

        30142 Wixom Road, Wixom                  Michigan          48393
----------------------------------------         --------          -----
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (248) 960-9009

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

      On May 10, 2004, the Company issued the press release  attached  hereto as
Exhibit 99.1, announcing its financial results for the quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition.

      On May 10, 2004, the Company issued the press release  attached  hereto as
Exhibit 99.1, announcing its financial results for the quarter ended March 31, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ROCKWELL MEDICAL TECHNOLOGIES, INC.

Date: May 10 , 2004                      By: /s/ Thomas E. Klema
                                             -----------------------------------
                                             Thomas E. Klema
                                             Its: Chief Financial Officer